LOAN AGREEMENT

     This Loan Agreement (this "Agreement") is entered into as of the 13th day of April, 2001, by ULTIMATE HOLDINGS, LTD., a Bermuda limited company (the "Lender"), and GENESISINTERMEDIA.COM, INC., a Delaware corporation (the "Borrower").

                                    Recitals

     WHEREAS,  Borrower would like to borrow up to $15,000,000  from the Lender;
and

     WHEREAS, the Lender has agreed from time to time to lend up to $15,000,000 to Borrower on the terms and subject to the conditions set forth herein.

                                    Agreement

     In consideration of the promises and of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

     Section 1 LOAN.

     Section 1.1 Lender Commitment. The Lender agrees, on the terms and conditions of this Agreement, from time to time to make term loans to Borrower (a "Loan" or the "Loans") in United States Dollars from the date of this
Agreement  and on or  before  the  first  anniversary  of  this  Agreement  (the
"Commitment Period") in an aggregate amount of up to $15,000,000 (the "Commitment Amount") by depositing the same, in immediately available funds, in a depository account of designated by the Borrower.

     Section 1.2 The Note. The Loans shall be evidenced by a promissory note (the "Note") which shall mature, shall bear interest, shall be payable and shall be otherwise as provided in the form of Note attached hereto as Exhibit A.

     Section 1.3 Loans.

     (a) Subject to the satisfaction of the conditions set forth in this Agreement, Borrower may, in its sole discretion, issue and exercise draw downs on the Note (each a "Draw Down") during the Commitment Period, which Draw Downs Lender shall be obligated to accept, subject to the terms and conditions herein.

     (b) Borrower must inform Lender of its desire for Lender to make a Loan by delivering a draw down notice in substantially the same form as attached hereto as Exhibit B (a "Draw Down Notice") setting forth, among other things, the amount of the Loan requested by Borrower (the "Loan Amount").

     (c) Only one Draw Down shall be allowed in each Draw Down Period. The minimum amount for any Draw Down shall be $100,000 and the maximum amount for any Draw Down shall be $2,000,000. A "Draw Down Period" shall be defined as a period of 10 consecutive business days.

     Section 1.4 Initial Closing; Closings.

     (a) The delivery of executed documents under this Agreement and the other documents requested herein shall take place at 5:00 p.m. Pacific Time on the date first set forth above at the offices of Borrower, or at such other place as the parties may agree (the "Initial Closing").

     (b) Each closing of a Loan (a "Closing") shall be held at 12:00 noon, Pacific Time on the second business day after the date a Draw Down Notice is received by Lender or such other date and time as the parties hereto may mutually agree (a "Closing Date").

     Section 1.5 General Payment Provisions.

     (a) The Borrower will make each payment when due under the Note or this Agreement not later than 2:00 p.m., Pacific Time, on the date such payment becomes due and payable, in lawful money of the United States of America, without set-off, deduction or counterclaim, and in immediately available funds sent by wire transfer to Lender at the address to be provided by the Lender. Any payment received by the Lender after such time shall be deemed to have been made on the next following business day. Should any such payment become due and payable on a day other than a business day, the maturity of such payment shall be the next business day. Any amount received by the Lender, whether as an interest payment, principal payment or principal prepayment from or on behalf of the Borrower, shall be applied as follows in descending order of priority: (i) to all previously invoiced costs, fees and expenses of the Lender (including reasonable attorneys' fees) incurred in connection with this Agreement or in enforcing any obligations of, or in collecting any payments from, any obligor hereunder; (ii) to interest which has accrued on past due payments under the Note; (iii) to interest that is currently due and payable under the Note; (iv) to payment of principal under the Note currently due and payable; (v) to the payment of past due principal under the Note; and (vi) to the prepayment of principal due under the Note.

     (b) Other than the distribution of Loans up to the Commitment Amount and during the Commitment Period pursuant to the terms of this Agreement, which payment is subject to the terms and conditions hereof, and regardless of whether the Borrower has repaid such amounts in whole or in part, the Lender will have no obligation whatsoever to lend, advance or otherwise pay any other monies to or on behalf of the Borrower.

     Section 1.6 Representations and Warranties of the Borrower.

     Borrower makes the following representations and warranties to the Lender as the date hereof, the Closing Date and the date of any subsequent disbursement of funds.

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

     (a) Borrower is duly organized, validly existing and in good standing under the laws of its state of formation and is duly qualified as a foreign corporation in each jurisdiction in which the character of its properties or the nature of its business requires such qualification. Borrower has all requisite power to transact the business it transacts and proposes to transact, to execute and deliver this Agreement, and all other documents and agreements contemplated hereby and thereby, and to perform the provisions hereof and thereof and to consummate the transactions contemplated hereby and thereby.

     (b) The execution, delivery and performance of this Agreement and all other documents and agreements contemplated hereby or thereby to be executed, delivered and performed by the Borrower, and the consummation of the transactions contemplated hereby or thereby, have been duly authorized and approved by the Borrower. This Agreement and all other documents and agreements contemplated hereby or thereby to be executed and delivered by the Borrower have been duly authorized, executed and delivered by, and are the valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws or by legal or equitable principles relating to or limiting creditors' rights generally.

     (c) No consent, approval or authorization of, or registration, filing or declaration with, any person or entity is required for the performance by the Borrower of this Agreement.

     Section 1.7 Representations and Warranties of the Lender.

     The Lender represents, warrants and covenants to the Borrower as of the date hereof:

     (a) The Lender has all requisite power to execute and deliver this Agreement and to perform the provisions hereof and thereof and to consummate the transactions contemplated hereby and thereby.

     (b) The execution, delivery and performance of this Agreement and any other document in connection herewith and the consummation of the transactions contemplated hereby or thereby, have been duly authorized and approved by the Lender. This Agreement has been duly authorized, executed and delivered by, and each is the valid and binding obligation of, the Lender enforceable against the Lender in accordance with its terms, except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or by legal or equitable principles relating to or limiting creditors' rights generally.

     Section 2 CONDITIONS TO OBLIGATIONS OF THE LENDER. The obligation of the Lender to make the Loan on the Closing Date or on the date of any subsequent disbursement of funds shall be subject to the satisfaction on or before the Closing Date of the conditions hereinafter set forth:

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

     Section 2.1 Proceedings Satisfactory. All proceedings taken on or prior to such date in connection with the Loan and the consummation of the transaction contemplated hereby and all documents and papers relating thereto shall be satisfactory in form and substance to the Lender and its counsel.

     Section 2.2 Representations True. All representations and warranties of the Borrower contained herein shall be true and correct in all respects on and as of such date with the same effect as though such representations and warranties had been made on and as of such date and the Borrower shall have performed in all respects all agreements on its part required to be performed under this Agreement on or prior to such date.

     Section 2.3 The Loan Permitted by Applicable Laws. The borrowing by Borrower and the making of the Loan by Lender (i) shall not be prohibited by any applicable law or governmental regulation, release, interpretation or opinion,
(ii) shall not subject the Lender to any penalty under or pursuant to any applicable law or governmental regulation, and (iii) shall be permitted by the laws and regulations of the jurisdictions to which the Lender is subject.

     Section 2.4 Draw Down Notict/Compliance Certificate. Borrower shall have delivered to Lender a Draw Down Notice in a form acceptable to Lender and in substantially the same form as Exhibit B, dated as of the Closing Date and executed by the Chief Executive Officer or Chief Financial Officer of the Borrower.

     Section 3 COVENANTS.

     Section 3.1 Covenants of the Borrower. The Borrower covenants and agrees that:

     (a) Use of Proceeds. Borrower agrees that the proceeds of the Loans will be used for lawful business purposes.

     (b)  Taxes.   The  Borrower  will  pay  prior  to  delinquency  all  taxes, assessments and governmental levies that may be imposed upon the Borrower, except as contested in good faith and by appropriate proceedings.

     (c) Compliance with Laws. The Borrower will comply in all respects with all applicable laws, statutes and regulations of any Governmental Person, a violation of which would have a material adverse effect on the financial condition, operations, business, profits, prospects or properties of the Borrower or the validity or enforceability of this Agreement or any of the transactions contemplated hereby or thereby.

     (d) Payment of the Note. The Borrower will pay the principal of and interest on the Note on the dates and in the manner provided in the Note and this Agreement. The obligation of Borrower described in the preceding sentence is absolute and unconditional, irrespective of any tax or accounting treatment of such obligation including without limitation any documentary stamp, transfer, ad valorem or other taxes assessed by any jurisdiction in connection with this transaction.

     (e) Stay, Extension and Usury Laws. The Borrower agrees (to the extent it may lawfully do so) that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Borrower from paying all or a portion of the principal of, or interest on, the Note as contemplated herein, wherever enacted, now or at any time hereinafter in force, or that may materially affect the covenants or the performance of this Agreement in any manner inconsistent with the provisions of this Agreement. The Borrower expressly waives all benefit or advantage of any such law. If a court of competent jurisdiction prescribes that the Borrower may not waive its rights to take the benefit or advantage of any stay or extension law or any usury law or other law in accordance with the prior sentence, then the obligation to pay interest on the Note will be reduced to the maximum legal limit under applicable law governing the interest payable in connection with such Note, and any amount of interest paid by the Borrower that is deemed illegal shall be deemed to have been a prepayment of principal on the Note.

     Section 4. EVENTS OF DEFAULT; REMEDIES

     Section 4.1 Events of Default Defined; Acceleration of Maturity. If any of the following events ("Events of Default") shall occur and be continuing (for any reason whatsoever and whether it shall be voluntary or involuntary or by operation of law or otherwise):

     (a) Default shall be made in the payment of the principal of, or interest on, the Note when and as the same shall become due and payable, whether at stated maturity, by acceleration, upon demand, upon a mandatory prepayment due date, or otherwise and such default shall have continued for a period of five
(5) days after written notice to Borrower;

     (b) Default shall be made in the performance or observance of any covenant, agreement or condition contained herein or the Note, or in any other document issued in connection therewith, and such default shall have continued for a period of ten (10) days after written notice to Borrower;

     (c) The Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property and assets, (ii) be generally unable to pay its debts as such debts become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the United States Bankruptcy Code or similar law or regulation (as now or hereafter in effect), (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under such Bankruptcy Code or other law or regulation, (vii) dissolve, (viii) take any corporate action under any applicable law analogous to any of the foregoing, or (ix) take any corporate action for the purpose of effecting any of the foregoing;

     (d) A proceeding or case shall be commenced, without the application or consent of the Borrower in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, dissolution, winding up or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or for all or any substantial part of its assets, or (iii) similar relief in respect of the Borrower, under any law providing for the relief of debtors, and such proceeding or case shall continue undismissed, or unstayed and in effect, for a period of sixty (60) days; or an order for relief shall be entered in an involuntary case under the United States Bankruptcy Code or other similar law or regulation, against the Borrower; or action under the laws of any jurisdiction affecting the Borrower analogous to any of the foregoing shall be taken with respect to the Borrower and shall continue unstayed and in effect for any period of sixty (60) days;

     (e) Final judgment for the payment of money shall be rendered by a court of competent jurisdiction against the Borrower and the Borrower shall not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereof within thirty (30) days from the date of entry thereof and within said period of thirty (30) days, or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal, and such judgment together with all other such judgments shall exceed in the aggregate US$200,000; or

     (f) Any representation or warranty made by the Borrower in this Agreement, or in any instrument delivered hereunder or pursuant hereto or in connection with any provision hereof shall be false or incorrect in any material respect as of the date on which it was made or is deemed to have been made;

then (x) upon the occurrence of any Event of Default described in subsection (c) or (d) the Lender shall provide notice to Borrower of the Event of Default, and if such Event of Default shall not be cured by Borrower within 10 days, the unpaid principal amount of the Note, together with the interest accrued thereon and all other amounts payable by the Borrower hereunder, shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Borrower or (y) upon the occurrence of any other Event of Default, the Lender may, by notice to the Borrower, declare the unpaid principal amount of the Note to be, and the same shall forthwith become, due and payable, together with the interest accrued thereon and all other amounts payable by the Borrower hereunder.

     Section 4.2 Suits for Enforcement. If any Event of Default shall have occurred and be continuing after the applicable cure period, the Lender may proceed to protect and enforce its rights against the Borrower, either by suit in equity or by action at law, or both, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement, or, the Lender may proceed to enforce the payment by the Borrower of all sums due upon the Note or to enforce any other legal or equitable right of the Lender.

     The Borrower covenants that, if it shall default in the making of any payment due under the Note or in the performance or observance of any agreement contained in this Agreement, it will pay to the Lender such further amounts, to the extent lawful, to cover any reasonable costs and expenses of collection or of otherwise enforcing their respective rights, including without limitation the reasonable counsel fees and costs and expenses incurred in connection with such collection. The obligations set forth in this paragraph will survive the payment in full of the Note.

     Section 4.3 Remedies Cumulative. No remedy herein conferred upon the Lender is intended to be exclusive of any other remedy and each and every such remedy will be cumulative and will be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

     Section 4.4 Remedies Not Waived. No course of dealing between the Borrower and any other person and no delay or failure in exercising any rights hereunder or under the Note in respect thereof shall operate as a waiver of any rights of the Lender.

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

     Section 5 TAXES.

     The Borrower will pay all taxes (including interest and penalties), other than taxes imposed on the income of the Lender which may be payable in respect of the execution and delivery of this Agreement or of the execution and delivery of (but not the subsequent transfer of or interest or principal payable under) the Note or of any amendment of, or waiver or consent under or with respect to, this Agreement or of the Note and will save the Lender and all subsequent holders of the Note harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax.

     Section 6 MISCELLANEOUS.

     Section 6.1 Indemnification. The Borrower agrees to indemnify, defend and hold harmless the Lender, and its successors, assigns, heirs, subsidiaries, affiliates and all of the officers, directors, employees, partners and agents (including attorneys and accountants) of each of the aforementioned persons or entities, and each of them, from and against any and all losses, claims, damages, liabilities, expenses, demands, causes of action, suits, debts, obligations, rights, promises, acts, agreements and damages of any kind or nature whatsoever, whether at law or in equity, whether known or unknown, foreseen or unforeseen, heretofore or hereafter arising out of, relating to, connected with or incidental to the failure of any representation or warranty made by the or the failure of the Borrower to comply in all material respects with the covenants contained in this Agreement or agreements contemplated hereby or thereby.

     Section 6.2 Reliance on and Survival of Representations. All representations, warranties, covenants and agreements of the Borrower herein will be deemed to be material and to have been relied upon by the Lender at the Initial Closing and upon each successive Closing as if made on the date thereon, and will survive the execution and delivery of this Agreement and of the Note.

     Section 6.3 Successors and Assigns. This Agreement will bind and inure to the benefit of and be enforceable by the Borrower, the Lender and each of their respective successors and assigns. The Lender shall be permitted to transfer the
Note in accordance with its terms and the terms of this Agreement and in accordance with applicable restrictions under applicable federal and state securities laws.

     Section 6.4 Notices. All notices and other communications provided for in this Agreement shall be in writing and delivered by registered or certified mail, postage prepaid, or delivered by overnight courier (for next Business Day delivery) or telecopied, addressed as follows, or at such other address as any of the parties hereto may hereafter designate by notice to the other parties given in accordance with this Section 6.5:

                  1)       if to the Borrower:

                           GenesisIntermedia.com, Inc.
                           5805 Sepulveda Blvd., 8th Floor
                           Van Nuys, California
                           Attn: Ramy El-Batrawi
                           Telephone: (818) 464-7270
                           Telecopier: (818) 464-7398

                           With a copy of any notice to:

                           Nida & Maloney, LLP
                           800 Anacapa Street
                           Santa Barbara, California  93101
                           Attn: Theodore R. Maloney
                           Telephone: (805) 568-1151
                           Telecopier:  (805) 568-1955

                  2)       if to the Lender:

                           Ultimate Holdings, Ltd.
                           13 Parliament St.
                           Hamilton, HM 12
                           Bermuda
                           Attn:  Collette Johnston
                           Telephone:
                           Telecopier:  (441) 292 7880

                           With a copy of any notice to:

                           ======================
                           ---------------------
                           ----------------------
                           Telephone:
                           Telecopier:



Any such notice or communication shall be deemed to have been duly given on the fifth (5th) day after being so mailed, the next business day after delivery by overnight courier, when received when sent by telecopy or upon receipt when delivered personally.

     Section 6.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures may be exchanged by telecopy, with original signatures to follow. Each of the parties hereto agrees that it will be bound by its own telecopied signature and that it accepts the telecopied signatures of the other parties to this Agreement. The original signature pages shall be forwarded to the Borrower or its counsel and the Borrower or its counsel will provide all of the parties hereto with a copy of the entire Agreement.

     Section 6.7 Amendments. This Agreement may only be amended by a writing duly executed by all of the parties hereto.

     Section 6.8 Severability. If any term or provision of this Agreement or any other document executed in connection herewith shall be determined to be illegal or unenforceable, all other terms and provisions hereof and thereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

     Section 6.9 Governing Law. EXCEPT TO THE EXTENT THAT THE LAW OF ANOTHER JURISDICTION IS EXPRESSLY SELECTED IN A DOCUMENT, THIS AGREEMENT, THE NOTES AND ALL AMENDMENTS, SUPPLEMENTS, WAIVERS AND CONSENTS RELATING HERETO OR THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     Section 6.10 Applicable Venue. The venue for any suit brought hereon shall be the County of Los Angeles, California, the parties hereto hereby waiving any claim or defense that such forum is not convenient or proper. Each party agrees that any such court shall have in personal jurisdiction over it and consents to service of process in any manner authorized by Illinois law.

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

     Section 6.11 Entire Agreement. This Agreement, the Note, and any other instrument delivered with respect thereto contain the entire agreement of the parties hereto with respect to the transactions contemplated hereby and thereby and supersede all previous oral and written, and all previous contemporaneous oral negotiations, commitments and understandings.

     Section 6.12 Further Assurances. Each party agrees promptly to execute and deliver such documents and to take such other acts as are reasonably necessary to effectuate the purposes of this Agreement.

     Section 6.13 Headings. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 6.14 Waiver of Jury Trial. EACH PARTY HEREBY AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE NOTE OR ANY OTHER BASIC DOCUMENTS OR AGREEMENTS RELATING TO THE NOTE OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE NOTE OR ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE NOTE.

     Section 6.15 Assignments. The Borrower may not assign its rights or obligations hereunder or under the Note without the prior written consent of the Lender.

                            [Signature page follows]


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


     IN WITNESS WHEREOF, the parties hereto execute this Agreement as of the date first set forth above.


                               LENDER:      ULTIMATE HOLDINGS, LTD.,
                                            a  Bermuda limited company


                                            By:____________________________
                                                Name: ___________________
                                                Title: ____________________




                             BORROWER:      GENESISINTERMEDIA.COM, INC.,
                                             a Delaware corporation


                                            By:____________________________
                                                Name: ___________________
                                                Title: ____________________